STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS - EBP 1998 - EUR (€)	Jun. 30, 2026	Jun. 30, 2025
ASSETS:
Investment in The Procter & Gamble Company common stock, at fair value (4,385 shares at 30 June 2026, 5,811 shares at 30 June 2025)	€ 562,961	€ 789,437
Cash at bank and in hand	67,415	65,588
Total assets	630,376	855,025
LIABILITIES:
Distributions payable (Note 5)	(4,446)	(6,081)
Total liabilities	(4,446)	(6,081)
NET ASSETS AVAILABLE FOR PLAN BENEFITS	€ 625,930	€ 848,944